Exhibit 99.1

Entorian Technologies Appoints Stephan Godevais as President,

Chief Executive Officer and Director

Company Also Announces New Chairman of the Board

AUSTIN, TX – November 6, 2008 – Entorian Technologies Inc. (NASDAQ: ENTN), a leading provider of vertical technologies and solutions to original equipment manufacturers (OEMs), today announced the appointment of Stephan Godevais as its president, chief executive officer and member of its board of directors, in addition to his current position as president of Augmentix Corporation, one of Entorian’s wholly owned subsidiaries. Mr. Godevais replaces Wayne Lieberman, who resigned his position to pursue other opportunities.

“I am honored and excited to lead Entorian at this important time in the company’s development,” said Godevais. “Since Entorian’s acquisition of Augmentix in July of 2008, I have worked closely with the Entorian team to leverage the synergies of our two companies and maximize the benefits gained through the acquisition. The integration has progressed well, and we are focused on the segments of our business that will drive future profits and growth. I believe through solid execution and a commitment to our strategies and customers, we can improve our operating performance and accelerate the company’s growth trajectory.”

Prior to his tenure at Augmentix Corporation, Godevais served as Chairman, CEO and President of Valence Technologies, an innovative battery technology company, and prior to that time, he was Vice President and General Manager of the Inspiron and Dimension product groups at Dell Inc. He also served in various general management, marketing and business development roles for Hewlett-Packard and Digital Equipment Corporation.

The company also announced that Joseph Marengi has been elected chairman of its board of directors, replacing Joseph Aragona, who will continue to serve as a director on the board. Mr. Marengi has served as a member of the Entorian board of directors since October 2007. He has been a venture partner with Austin Ventures since August 2007, and formerly spent 10 years with Dell Inc. (NASDAQ: DELL), most recently as senior vice president and general manager of Dell Americas.

“I look forward to serving as chairman of Entorian’s board of directors,” commented Joe Marengi, Chairman of Entorian’s board of directors. “The board would like to thank Wayne Lieberman for his service both as a board member and as CEO. Under Wayne’s leadership, Entorian has strategically transitioned beyond memory stacking towards becoming a more diversified company with expanded product and technology offerings, a broader customer base and penetration of additional high growth addressable markets. We believe that the company is well positioned for growth, and that Stephan is the right leader to take Entorian to the next level of success as we continue our efforts towards building value for our shareholders.”

Cautionary Language

This press release contains forward-looking statements. These statements are generally accompanied by words such as “expect,” “believe,” and similar expressions. These statements include our belief that through solid execution and a commitment to our strategies and customers, we can improve our operating performance and accelerate the company’s growth trajectory, and that we are well positioned for growth. We do not have long-term agreements with our customers or sufficient backlog to rely upon when forecasting results, so our future performance is very difficult to predict. Our forward-looking statements are based on our current expectations, estimates and assumptions and are subject to many risks, uncertainties and unknown future events that could cause actual results to differ materially. Risks and uncertainties that may cause future results to differ include, but are not limited to, transitions in the technologies utilized by OEMs and others (including but not limited to increased use of dual-die and planar solutions and a continuing shift from DDR-1 to DDR-2) and the resulting impact on our business;

reduced DRAM pricing and less demand for our products, due to a DRAM oversupply in certain instances; our inability to successfully integrate our acquisitions of Augmentix Corporation and Southland Micro Systems; the potential loss of key employees resulting from acquiring Augmentix and Southland Micro; the risk of diverting management’s time and attention from the normal daily operations of the business to integrate Augmentix and Southland Micro Systems; having significant customer concentration and the impact on our operating results of a material decline in orders from any customer or of a consolidation of our customers; the risk that a competitor or significant customer develops or adopts an alternative solution or competing product; the risk that demand for our solutions is lower than expected; the risk that our average selling prices decline during the period more than we expect because of competitive pressures, substituted products or overall reduced demand for systems that incorporate our technologies; an increased risk associated with the volatility of the price of DRAM, given our increased purchases of DRAM as a result of our acquisition of Southland; the risks that a substantial portion of our revenue depends on the sale of our ruggedized notebook products; the risk that we are dependent on a limited number of suppliers; risks associated with budget constraints of federal, state and local governments that could negatively impact sales of our ruggedized products; risks associated with the failure of our ruggedized products to meet the military specification MIL-STD-810F; the risks associated with expanding into new markets without past experience in those markets and to releasing new products generally; the risk that our new technologies are not completed, tested or accepted in a timely fashion; the risk that we are unable to protect our intellectual property rights; the risk that we are unable to productize or monetize the intellectual property that we develop; the area in Mexico in which we manufacture is subject to earthquakes, fires, flooding and other natural disasters, for some of which we are not insured; the risk that we will be unable to enter into additional license agreements to license our technologies; the risks associated with intellectual property litigation or other litigation; the risk that our customers or we are unable to obtain adequate memory or other materials; the risk that we incur problems in our manufacturing processes or facilities or that we are unable to maintain or improve our manufacturing capacity and turnaround times; risks related to qualifying our current or future products in our customers’ future products; risks related to increasing our royalty-based revenue; risks associated with competing with larger companies and companies with market share where we are targeting expansion; risks related to product liability claims in the event our services and technologies are used in defective products or include defective parts; risks associated with failing to achieve standardization of certain of our products from JEDEC; risks associated with acquiring other businesses or technologies in the future; our inability to identify companies to acquire; the risks of seasonality, to which we are subject; and the risks associated with our dependence on a few key personnel to manage our business effectively.

For a discussion of these and other factors that could impact our financial results and cause actual results to differ materially from those in the forward-looking statements, please refer to our recent filings with the Securities and Exchange Commission, and in particular, our Form 10-K filed on March 14, 2008. The foregoing information concerning our business outlook represents our outlook as of the date of this news release, and we undertake no obligation to update or revise any forward-looking statements, whether as a result of new developments or otherwise.

About Entorian Technologies

Entorian Technologies Inc. (NASDAQ: ENTN) is a leading provider of vertical technologies and solutions to OEMs. With an IP portfolio of more than 200 patents and pending patent applications, the company offers high-speed, high-capacity solutions, and technology licensing. Headquartered in Austin, Texas, Entorian operates an ISO-certified manufacturing facility in Reynosa, Mexico. Entorian’s subsidiary, Augmentix Corporation, provides military, enterprise and government customers with mission-critical computing solutions for rugged environments. Augmentix servers and mobile products combine best-in-class technologies and standardized components from industry leader Dell, with proven ruggedization methods from Augmentix. Its rugged systems are environmentally robust and technologically advanced.

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Entorian is a trademark of Staktek Group LP and Augmentix is a trademark of Augmentix Corporation.